UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06444

Legg Mason Partners Equity Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: June 30, 2018

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Semi-Annual Report	June 30, 2018

ENTRUSTPERMAL

ALTERNATIVE CORE FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks total return.

Letter from the president

Dear Shareholder,

We are pleased to provide the semi-annual report of EnTrustPermal Alternative Core Fund for the six-month reporting period ended June 30, 2018. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

Special shareholder notice

Effective May 1, 2018, Christopher Zuehlsdorff, CFA, and Michael Golino, both of whom are employed by EnTrustPermal Partners Offshore LP (“EPOLP”), the Fund’s subadviser, are the portfolio managers for the Fund. For additional information, please see the Fund’s prospectus.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

July 27, 2018

II	EnTrustPermal Alternative Core Fund

Investment commentary

Economic review

Economic activity in the U.S. was mixed during the six months ended June 30, 2018 (the “reporting period”). Looking back, the U.S. Department of Commerce reported that revised fourth quarter 2017 U.S. gross domestic product (“GDP”)i growth was 2.3%. GDP growth then moderated to a revised 2.2% during the first quarter of 2018. Finally, the U.S. Department of Commerce’s initial reading for second quarter 2018 GDP growth — released after the reporting period ended — was 4.1%. The acceleration in GDP growth in the second quarter reflected positive contributions from personal consumption expenditures (“PCE”), exports, nonresidential fixed investment, federal government spending and state and local government spending. These were partly offset by negative contributions from private inventory investment and residential fixed investment. Imports, which are a subtraction in the calculation of GDP, increased.

Job growth in the U.S. was solid overall and supported the economy during the reporting period. When the reporting period ended on June 30, 2018, the unemployment rate was 4.0%, as reported by the U.S. Department of Labor. While the unemployment rate ticked up from 3.8% to 4.0% in June, the increase was largely attributed to an increase in the workforce participation rate. The percentage of longer-term unemployed moved higher during the reporting period. In June 2018, 23.0% of Americans looking for a job had been out of work for more than six months, versus 21.5% when the period began.

Turning to the global economy, in its July 2018 World Economic Outlook Update — released after the reporting period ended — the International Monetary Fund (“IMF”)ii said, “Global growth is projected to reach 3.9 percent in 2018 and 2019, in line with the forecast of the April 2018 World Economic Outlook, but the expansion is becoming less even, and risks to the outlook are mounting. The rate of expansion appears to have peaked in some major economies and growth has become less synchronized.” From a regional perspective, the IMF projects 2018 growth in the Eurozone will be 2.2%, versus 2.4% in 2017. Japan’s economy is expected to expand 1.0% in 2018, compared to 1.7% in 2017. Elsewhere, the IMF projects that overall growth in emerging market countries will accelerate to 4.9% in 2018, versus 4.7% in 2017.

EnTrustPermal Alternative Core Fund	III

Investment commentary (cont’d)

Market review

Q. How did the Federal Reserve Board (the “Fed”)iii respond to the economic environment?

A. The Fed increased the federal funds rateiv twice during the reporting period. Looking back, at its meeting that concluded on September 20, 2017 — before the reporting period began — the Fed kept rates on hold, but reiterated its intention to begin reducing its balance sheet. At its meeting that ended on December 13, 2017, the Fed raised rates to a range between 1.25% and 1.50%. As expected, the Fed kept rates on hold at its meeting that concluded on January 31, 2018. However, at its meeting that ended on March 21, 2018, the Fed again raised the federal funds rate, moving it to a range between 1.50% and 1.75%. Finally, at its meeting that concluded on June 13, 2018, the Fed raised the federal funds rate to a range between 1.75% and 2.00%.

Q. What actions did international central banks take during the reporting period?

A. Central banks outside the U.S. largely maintained their accommodative monetary policy stances during the reporting period. Looking back, in December 2016, the European Central Bank (“ECB”)v extended its bond buying program until December 2017. From April 2017 through December 2017, the ECB purchased €60 billion-per-month of bonds. In October 2017, the ECB announced that it would continue to buy bonds through September 2018, but after December 2017 it would pare its purchases to €30 billion-per-month. In June 2018, the ECB announced it would end its bond buying program by the end of the year, but it did not anticipate raising interest rates “at least through the summer of 2019”. In other developed countries, on November 2, 2017, the Bank of Englandvi raised rates from 0.25% to 0.50% — the first increase since July 2007. After holding rates steady at 0.10% for more than five years, in January 2016, the Bank of Japanvii announced that it cut the rate on current accounts that commercial banks hold with it to -0.10% and kept rates on hold during the reporting period. Elsewhere, the People’s Bank of Chinaviii kept rates steady at 4.35% during the reporting period.

Q. What factors impacted the U.S. stock market during the reporting period?

A. Despite times of weakness, the U.S. stock market posted positive results for the reporting period. The market rallied sharply during the first month of the period and reached several new all-time highs. This was driven by overall solid corporate profits, signs of continued economic growth and optimism following the December 2017 signing of the U.S. tax reform bill. However, the market then gave back a portion of its gains in February and March 2018. This occurred given concerns that the Fed may raise interest rates more aggressively than previously expected. In addition, there were fears of a global trade war and several high profile issues in the technology industry. The market ended the reporting period on a positive note, as it moved higher in the last three months of the period. All told, for the six months ended June 30, 2018, the S&P 500 Indexix gained 2.65%.

Looking at the U.S. stock market more closely, small-cap stocks, as measured by the Russell 2000 Indexx, generated the strongest results, returning 7.66% over the reporting period. In contrast, large-cap

IV	EnTrustPermal Alternative Core Fund

stocks, as measured by the Russell 1000 Indexxi, gained 2.85% and mid-cap stocks, as measured by the Russell Midcap Indexxii, returned 2.35%. From an investment style perspective, growth and value stocks, as measured by the Russell 3000 Growthxiii and Russell 3000 Valuexiv Indices, returned 7.44% and -1.16%, respectively, during the six months ended June 30, 2018.

Q. How did the international stock market perform during the reporting period?

A. International equities also experienced periods of volatility and produced weak results during the reporting period. Developed market equities, as measured by the MSCI EAFE Indexxv, rose during the first month of the reporting period. This was driven by solid investor demand, continued monetary policy accommodation and less concern over U.S. protectionism trade policies. International equities then declined over four of the last five months of the period. This turnaround occurred as international growth appeared to moderate, there were several geopolitical issues and the U.S. dollar rallied over the second half of the reporting period. All told, the MSCI EAFE Index returned -2.75 for the six months ended June 30, 2018. Meanwhile, emerging market equities, as represented by the MSCI Emerging Markets Indexxvi, generated a -6.66% return over the reporting period.

Q. Did Treasury yields trend higher or lower during the reporting period?

A. Both short-term and longer-term Treasury yields moved higher during the six-month reporting period ended June 30, 2018. The yield for the two-year Treasury note began the reporting period at 1.89% — the low for the period — and ended the period at 2.52%. The peak for the period of 2.59% occurred on several occasions in May and June 2018. The yield for the ten-year Treasury began the reporting period at 2.40% — the low for the period — and ended the period at 2.85%. The high for the period of 3.11% took place on May 17, 2018.

Q. What factors impacted the spread sectors (non-Treasuries) during the reporting period?

A. Most spread sectors generally posted weak results during the reporting period. Performance fluctuated given changing expectations for global growth, uncertainties regarding future central bank monetary policy and concerns over a global trade war. All told, the broad U.S. bond market, as measured by the Bloomberg Barclays U.S. Aggregate Indexxvii, returned -1.62% during the six-month reporting period ended June 30, 2018.

Q. How did the high-yield bond market perform over the reporting period?

A. The U.S. high-yield bond market, as measured by the Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Indexxviii, returned 0.16% for the six months ended June 30, 2018. The high-yield market posted a modest gain during the first month of the reporting period. Those gains were then erased in February and March 2018. This turnaround was triggered by a number of factors, including fears that the Fed may take a more aggressive approach to rate hikes, trade war concerns and high-profile issues in the technology industry. However, the high yield market then rallied in April, was relatively flat in May and moved higher in June 2018.

EnTrustPermal Alternative Core Fund	V

Investment commentary (cont’d)

Q. How did the emerging market debt asset class perform over the reporting period?

A. The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)xix returned -5.23% during the six months ended June 30, 2018. The asset class produced choppy results during the reporting period. At times it was supported by solid investor demand, less concern over a significant shift in U.S. trade policy and a weakening U.S. dollar. However, at other times it was dragged down by rising U.S. interest rates, periods of investor risk aversion and geopolitical issues. In addition, the U.S. dollar rallied during the second half of the reporting period, negatively impacting the performance of the asset class.

Performance review

For the six months ended June 30, 2018, Class A shares of EnTrustPermal Alternative Core Fund, excluding sales charges, returned -2.70%. The Fund’s unmanaged benchmarks, the MSCI World Indexxx (Gross) and the Bloomberg Barclays U.S. Aggregate Index, returned 0.76% and -1.62%, respectively, for the same period. The 60/40 Composite Indexxxi , consisting of 60% MSCI World Index (Gross) and 40% Bloomberg Barclays U.S. Aggregate Index, returned -0.13% for the same period. The Lipper Alternative Multi-Strategy Funds Category Average1 returned -1.69% over the same time frame.

Performance Snapshot as of June 30, 2018 (unaudited)
(excluding sales charges)	6 months
EnTrustPermal Alternative Core Fund:
Class A	-2.70%
Class C	-3.01%
Class FI	-2.72%
Class I	-2.64%
Class IS	-2.53%
MSCI World Index (Gross)	0.76%
Bloomberg Barclays U.S. Aggregate Index	-1.62%
60/40 Composite Index	-0.13%
Lipper Alternative Multi-Strategy Funds Category Average[1]	-1.69%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/mutualfunds.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended June 30, 2018 including the reinvestment of all distributions, including returns of capital, if any, calculated among the 227 funds in the Fund’s Lipper category, and excluding sales charges, if any.

VI	EnTrustPermal Alternative Core Fund

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

The composition of the Fund’s investment portfolio will vary over time, based on EnTrustPermal Partners Offshore LP’s overall allocation decisions and top-down and bottom-up implementation. The Fund may change, from time to time, the underlying funds, whether affiliated or unaffiliated, in which it invests without notice to shareholders.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated May 1, 2018, the gross total annual fund operating expense ratios for Class A, Class C, Class FI, Class I and Class IS shares were 1.58%, 2.32%, 1.57%, 1.33% and 1.30%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of total annual fund operating expenses (other than interest, brokerage (including brokerage commissions on purchases and sales of closed-end funds, ETFs, ETNs and other assets), taxes, incentive or performance based fees of underlying funds, acquired fund fees and expenses, dividend and interest expenses on securities sold short and extraordinary expenses) will not exceed 1.45% for Class A shares, 2.20% for Class C shares, 1.45% for Class FI shares, 1.10% for Class I shares and 1.00% for Class IS shares, subject to recapture. In addition, the ratio of total annual fund operating expenses for Class IS shares will not exceed the ratio of total annual fund operating expenses for Class I shares, subject to recapture. Total annual fund operating expenses after waiving fees and/or reimbursing expenses exceed the expense cap as a result of acquired fund fees and expenses, brokerage commissions on purchases and sales of ETFs and dividend and interest expenses on securities sold short. These arrangements cannot be terminated prior to December 31, 2019 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

July 27, 2018

RISK: All investments are subject to risk, including the possible loss of principal. In addition to the Fund’s operating expenses, investors will indirectly bear the operating expenses of the underlying funds, including ETFs. The Fund may employ leverage, which may increase volatility and possibility of loss. Derivatives, such as options and futures, which can be illiquid, may disproportionately increase

EnTrustPermal Alternative Core Fund	VII

Investment commentary (cont’d)

losses, and have a potentially large impact on Fund performance. The Fund and some of the underlying funds may employ short selling, which is a speculative strategy. Unlike the possible loss on a security that is purchased, there is no limit on the amount of loss on an appreciating security that is sold short. The Fund and each underlying fund may engage in active and frequent trading, resulting in higher portfolio turnover rates and transaction costs. The Fund may invest in unregistered hedge funds, which are highly speculative investments that employ aggressive investment strategies and carry substantial risk. Investments in hedge funds are generally illiquid, difficult to value and may carry significant restrictions for transferring assets. There is no assurance that these and other strategies used by the Fund will be successful. International investments are subject to special risks including currency fluctuations and social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. Small- and mid-cap stocks involve greater risks and volatility than large-cap stocks. Equity securities are subject to market and price fluctuations. Fixed income securities involve interest rate, credit, inflation, and reinvestment risks. As interest rates rise, the value of fixed-income securities falls. High yield (“junk”) bonds possess greater price volatility, illiquidity, and possibility of default. Additional risks may include those risks associated with investing in commodities, ETFs, exchange-traded notes and master limited partnerships. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

VIII	EnTrustPermal Alternative Core Fund

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The International Monetary Fund (“IMF”) is an organization of 189 countries, working to foster global monetary cooperation, secure financial stability, facilitate international trade, promote high employment and sustainable economic growth, and reduce poverty around the world.

iii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

[i]v

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

[v]i	The Bank of England (“BoE”), formally the Governor and Company of the BoE, is the central bank of the United Kingdom. The BoE’s purpose is to maintain monetary and financial stability.

vii

The Bank of Japan is the central bank of Japan. The bank is responsible for issuing and handling currency and treasury securities, implementing monetary policy, maintaining the stability of the Japanese financial system and the yen currency.

viii	The People’s Bank of China is the central bank of the People’s Republic of China with the power to carry out monetary policy and regulate financial institutions in mainland China.

ix	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

[x]

The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

[x]i

The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 90% of the U.S. market.

xii

The Russell Midcap Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap is a subset of the Russell 1000 Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap represents approximately 31% of the total market capitalization of the Russell 1000 companies.

xiii

The Russell 3000 Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

xiv

The Russell 3000 Value Index measures the performance of the broad value segment of the U.S. equity universe. It includes those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.

xv	The MSCI EAFE Index is a free float-adjusted market capitalization index designed to measure developed market equity performance, excluding the U.S. and Canada.

xvi	The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

xvi[i]

The Bloomberg Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

xviii

The Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Bloomberg Barclays U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

xix

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

xx	The MSCI World Index is an unmanaged index considered representative of growth stocks of developed countries. Index performance is calculated with net dividends.

xxi

The 60/40 Composite Index is a hypothetical representation of the performance of the portfolio’s major asset classes. It consists of 60% MSCI World Index (Gross) and 40% Bloomberg Barclays U.S. Aggregate Index.

EnTrustPermal Alternative Core Fund	IX

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of June 30, 2018 and December 31, 2017 and does not include derivatives, such as forward foreign currency contracts, futures contracts and swap contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

‡	Current period classifications do not correlate with prior year classifications for certain of the Fund’s investments due to the change in the Fund’s investment strategy (See Note 1).
#	Prior year percentages have been restated to reflect current period classifications.
*	Represents less than 0.1%.

Securities sold short breakdown‡ (%) as a percent of total securities sold short

‡

The bar graph above represents the composition of the Fund’s securities sold short as of June 30, 2018 and December 31, 2017 and does not include derivatives. The Fund is actively managed. As a result, the composition of the Fund’s securities sold short is subject to change at any time.

EnTrustPermal Alternative Core Fund 2018 Semi-Annual Report	1

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on January 1, 2018 and held for the six months ended June 30, 2018.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio[3]	Expenses Paid During the Period[4]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio[3]	Expenses Paid During the Period[4]
Class A	-2.70%	$1,000.00	$973.00	1.87%	$9.15	Class A	5.00%	$1,000.00	$1,015.52	1.87%	$9.35
Class C	-3.01	1,000.00	969.90	2.63	12.85	Class C	5.00	1,000.00	1,011.75	2.63	13.12
Class FI	-2.72	1,000.00	972.80	1.71	8.36	Class FI	5.00	1,000.00	1,016.31	1.71	8.55
Class I	-2.64	1,000.00	973.60	1.58	7.73	Class I	5.00	1,000.00	1,016.96	1.58	7.90
Class IS	-2.53	1,000.00	974.70	1.73	8.47	Class IS	5.00	1,000.00	1,016.22	1.73	8.65

2	EnTrustPermal Alternative Core Fund 2018 Semi-Annual Report

[1]	For the six months ended June 30, 2018.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Does not include fees and expenses of the Underlying Funds in which the Fund invests.

[4]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181), then divided by 365.

EnTrustPermal Alternative Core Fund 2018 Semi-Annual Report	3

Consolidated schedule of investments (unaudited)

June 30, 2018

EnTrustPermal Alternative Core Fund

Security	Shares	Value
Common Stocks — 51.0%
Energy — 9.9%
Energy Equipment & Services — 1.6%
Apergy Corp.	30,300	$1,265,025	*
Ocean Rig UDW Inc., Class A Shares	51,500	1,518,220	*
Select Energy Services Inc., Class A Shares	80,100	1,163,853	*
Total Energy Equipment & Services		3,947,098
Oil, Gas & Consumable Fuels — 8.3%
Alta Mesa Resources Inc.	186,200	1,268,022	*
Anadarko Petroleum Corp.	18,400	1,347,800
Continental Resources Inc/OK	20,700	1,340,532	*
Devon Energy Corp.	35,000	1,538,600
Energen Corp.	21,200	1,543,784	*
Golar LNG Ltd.	43,100	1,269,726
Gulfport Energy	124,900	1,569,993	*
Marathon Oil Corp.	62,600	1,305,836
Newfield Exploration Co.	47,100	1,424,775	*
Noble Energy Inc.	35,800	1,263,024
Noble Midstream Partners LP	44,900	2,292,594
Oasis Petroleum Inc.	100,900	1,308,673	*
Tellurian Inc.	59,100	491,712	*
WildHorse Resource Development Corp.	54,400	1,379,584	*
WPX Energy	73,400	1,323,402	*
Total Oil, Gas & Consumable Fuels		20,668,057
Total Energy		24,615,155
Financials — 19.7%
Banks — 7.1%
Banc of California Inc.	19,900	389,045
Banner Corp.	6,800	408,884
BB&T Corp.	24,400	1,230,736
Citizens Financial Group Inc.	32,300	1,256,470
Comerica Inc.	13,600	1,236,512
ConnectOne Bancorp Inc.	15,700	390,930
FB Financial Corp.	9,900	403,128
First Republic Bank	13,500	1,306,665
Hanmi Financial Corp.	15,400	436,590
Hope Bancorp Inc.	25,500	454,665
Huntington Bancshares Inc.	90,900	1,341,684
KeyCorp	67,900	1,326,766

See Notes to Consolidated Financial Statements.

4	EnTrustPermal Alternative Core Fund 2018 Semi-Annual Report

EnTrustPermal Alternative Core Fund

Security	Shares	Value
Banks — continued
M&T Bank Corp.	7,400	$1,259,110
Mercantile Bank Corp.	11,200	413,952
Pacific Premier Bancorp Inc.	10,900	415,835	*
PacWest Bancorp	8,100	400,302
Regions Financial Corp.	70,400	1,251,712
Renasant Corp.	8,400	382,368
ServisFirst Bancshares Inc.	9,300	388,089
Southern National Bancorp of Virginia Inc.	24,100	429,944
SunTrust Banks Inc.	19,900	1,313,798
Zions Bancorp	23,300	1,227,677
Total Banks		17,664,862
Capital Markets — 3.3%
Apollo Global Management LLC, Class A Shares	61,200	1,950,444
Carlyle Group LP	86,700	1,846,710
E*TRADE Financial Corp.	19,900	1,217,084	*
KKR & Co. Inc., Class A Shares	50,500	1,254,925
Oaktree Capital Group LLC	47,000	1,910,550
Total Capital Markets		8,179,713
Consumer Finance — 0.5%
TPG Pace Energy Holdings Corp., Class A Shares	121,400	1,319,618	*
Insurance — 1.1%
XL Group Ltd.	51,300	2,870,235
Mortgage Real Estate Investment Trusts (REITs) — 7.4%
Apollo Commercial Real Estate Finance Inc.	108,600	1,985,208
Blackstone Mortgage Trust Inc., Class A Shares	62,600	1,967,518
Chimera Investment Corp.	113,075	2,067,011
Granite Point Mortgage Trust Inc.	113,658	2,085,624
MFA Financial Inc.	268,300	2,033,714
New Residential Investment Corp.	117,700	2,058,573
PennyMac Mortgage Investment Trust	111,700	2,121,183
Redwood Trust Inc.	127,800	2,104,866
Starwood Property Trust Inc.	94,629	2,054,396
Total Mortgage Real Estate Investment Trusts (REITs)		18,478,093
Thrifts & Mortgage Finance — 0.3%
Dime Community Bancshares	19,400	378,300
Northwest Bancshares Inc.	23,600	410,404
Total Thrifts & Mortgage Finance		788,704
Total Financials		49,301,225

See Notes to Consolidated Financial Statements.

EnTrustPermal Alternative Core Fund 2018 Semi-Annual Report	5

Consolidated schedule of investments (unaudited) (cont’d)

June 30, 2018

EnTrustPermal Alternative Core Fund

Security	Shares	Value
Health Care — 6.1%
Health Care Providers & Services — 5.6%
Aetna Inc.	45,900	$8,422,650
Express Scripts Holding Co.	71,100	5,489,631	*
Total Health Care Providers & Services		13,912,281
Health Care Technology — 0.5%
athenahealth Inc.	8,800	1,400,432	*
Total Health Care		15,312,713
Industrials — 5.2%
Aerospace & Defense — 1.3%
Rockwell Collins Inc.	23,900	3,218,852
Airlines — 3.9%
American Airlines Group Inc.	59,300	2,251,028
Delta Air Lines Inc.	47,700	2,363,058
Southwest Airlines Co.	49,300	2,508,384
United Continental Holdings Inc.	37,200	2,593,956	*
Total Airlines		9,716,426
Total Industrials		12,935,278
Information Technology — 5.4%
Electronic Equipment, Instruments & Components — 1.3%
Orbotech, Ltd.	50,600	3,127,080	*
Semiconductors & Semiconductor Equipment — 4.1%
Cavium Inc.	38,500	3,330,250	*
NXP Semiconductors NV	63,700	6,960,499	*
Total Semiconductors & Semiconductor Equipment		10,290,749
Total Information Technology		13,417,829
Materials — 4.3%
Chemicals — 0.9%
Albemarle Corp.	7,600	716,908
FMC Corp.	9,000	802,890
Sociedad Quimica y Minera de Chile SA, ADR	13,200	634,260
Total Chemicals		2,154,058
Metals & Mining — 3.4%
Altura Mining Ltd.	2,666,900	643,090	*(a)
First Quantum Minerals, Ltd.	53,200	783,847
Freeport-McMoRan Inc.	39,400	680,044
Glencore PLC	139,500	661,395	(a)
Independence Group NL	181,900	695,105	(a)
Lundin Mining Corp.	113,900	633,331

See Notes to Consolidated Financial Statements.

6	EnTrustPermal Alternative Core Fund 2018 Semi-Annual Report

EnTrustPermal Alternative Core Fund

Security	Shares	Value
Metals & Mining — continued
Nemaska Lithium Inc.	754,700	$487,959	*
Pilbara Minerals Ltd.	1,093,700	699,361	*(a)
Sherritt International Corp.	773,100	652,752	*
Southern Copper Corp.	13,400	628,058
Sumitomo Metal Mining Co. Ltd.	16,500	628,687	(a)
Vale SA, ADR	53,900	690,998
Western Areas Ltd.	258,900	685,671	(a)
Total Metals & Mining		8,570,298
Total Materials		10,724,356
Telecommunication Services — 0.4%
Diversified Telecommunication Services — 0.4%
AT&T Inc.	35,100	1,127,061
Total Common Stocks (Cost — $123,034,723)		127,433,617
Investments in Underlying Funds — 12.8%
Global X MSCI Greece ETF	688,200	6,283,266
iShares, Inc. — iShares MSCI Japan Small-Cap ETF	65,400	5,100,546
Pershing Square Holdings Ltd Fund	371,597	5,413,825	*(a)
SPDR Gold Trust — SPDR Gold Shares	127,558	15,134,757	*
Total Investments in Underlying Funds (Cost — $33,170,580)		31,932,394

	Shares/Units
Master Limited Partnerships — 7.6%
Energy — 6.8%
Antero Midstream Partners LP	88,800	2,621,376
EQT Midstream Partners LP	40,000	2,063,600
Hess Midstream Partners LP	158,500	3,122,450
MPLX LP	69,800	2,382,972
Shell Midstream Partners LP	103,000	2,284,540
Valero Energy Partners LP	61,026	2,323,260
Western Gas Partners LP	45,900	2,221,101
Total Energy		17,019,299
Financials — 0.8%
Blackstone Group LP	60,200	1,936,634
Total Master Limited Partnerships (Cost — $19,668,760)		18,955,933

See Notes to Consolidated Financial Statements.

EnTrustPermal Alternative Core Fund 2018 Semi-Annual Report	7

Consolidated schedule of investments (unaudited) (cont’d)

June 30, 2018

EnTrustPermal Alternative Core Fund

Security	Expiration Date	Contracts	Notional Amount	Value
Purchased Options — 0.1%
Exchange-Traded Purchased Options — 0.1%
SPDR S&P 500 ETF Trust, Put @ $265.00 (Cost — $250,471)	7/20/18	1,000	$27,128,000	$156,000
Total Investments before Short-Term Investments (Cost — $176,124,534)				178,477,944

	Rate		Shares
Short-Term Investments — 24.3%
Morgan Stanley Liquidity Funds, Government Portfolio, Institutional Class (Cost — $60,831,138)	0.270%		60,831,138	60,831,138
Total Investments — 95.8% (Cost — $236,955,672)				239,309,082
Other Assets in Excess of Liabilities — 4.2%				10,413,413
Total Net Assets — 100.0%				$249,722,495

*	Non-income producing security.

(a)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (Note 1).

Abbreviations used in this schedule:
ADR	— American Depositary Receipts
ETF	— Exchange-Traded Fund
MFA	— Municipal Finance Authority
SPDR	— Standard & Poor’s Depositary Receipts
USD	— United States Dollar

Security	Shares	Value
Securities Sold Short‡ — (2.5)%
Common Stocks — (2.5)%
Consumer Staples — (0.9)%
Food & Staples Retailing — (0.9)%
CVS Health Corp.	(33,600)	$(2,162,160)
Information Technology — (1.2)%
Semiconductors & Semiconductor Equipment — (1.2)%
KLA-Tencor Corp.	(12,650)	(1,297,005)
Marvell Technology Group Ltd.	(79,200)	(1,698,048)
Total Information Technology		(2,995,053)
Telecommunication Services — (0.4)%
Diversified Telecommunication Services — (0.4)%
AT&T Inc.	(35,100)	(1,127,061)
Total Securities Sold Short (Proceeds — $(6,629,743))		$(6,284,274)

‡	Percentages indicated are based on net assets.

See Notes to Consolidated Financial Statements.

8	EnTrustPermal Alternative Core Fund 2018 Semi-Annual Report

EnTrustPermal Alternative Core Fund

At June 30, 2018, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Buy:
Topix Index	100	09/18	$16,036,670	$15,630,220	$(406,450)
Contracts to Sell:
S&P 500 E-mini	115	09/18	15,926,351	15,649,200	277,151
Net unrealized depreciation on open futures contracts					$(129,299)

At June 30, 2018, the Fund had the following open swap contracts:

OTC TOTAL RETURN SWAPS
Swap Counterparty	Notional Amount	Termination Date	Periodic Payments Made by the Fund†	Periodic Payments Received by the Fund	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Bank of America N.A.	$10,220,862	6/29/20	MLEPSTAP Index*	1-Month LIBOR	—	$(96,028)
JPMorgan Chase Bank N.A.	9,995,019	7/30/19	JPEPSHY4 Index**	1-Month LIBOR	—	(71,376)
Total	$20,215,881				—	$(167,404)

†	Periodic payments made/received by the Fund are based on the total return of the referenced entity.

*	Custom equity basket, whose components are publicly available, is comprised of six common stocks in the Consumer Staples sector.

**	The following table represents the required top fifty component disclosures associated with the total return custom equity basket swap as of period end.

Security	Shares	Market Value	Percentage of Net Assets
CenturyLink Inc.	9,122	$170,031	0.07%
T-Mobile US Inc.	2,739	163,664	0.07%
Charter Communications Inc.	553	162,169	0.06%
Concho Resources Inc	1,164	161,070	0.06%
Freeport-McMoRan Inc.	9,234	159,381	0.06%
United States Steel Corp.	4,560	158,448	0.06%
Western Digital Corp.	2,039	157,870	0.06%
NRG Energy Inc.	4,924	151,179	0.06%
Advanced Micro Devices Inc.	10,060	150,795	0.06%
Micron Technology Inc	2,823	148,031	0.06%
Microchip Technology Inc.	1,612	146,597	0.06%
Centene Corp.	1,125	138,565	0.06%
AES Corp/VA	10,185	136,586	0.05%
HCA Healthcare Inc.	1,262	129,500	0.05%

See Notes to Consolidated Financial Statements.

EnTrustPermal Alternative Core Fund 2018 Semi-Annual Report	9

Consolidated schedule of investments (unaudited) (cont’d)

June 30, 2018

EnTrustPermal Alternative Core Fund

Security	Shares	Market Value	Percentage of Net Assets
ON Semiconductor Corp.	5,816	$129,322	0.05%
Equinix Inc.	296	127,172	0.05%
Alcoa Corp.	2,533	118,750	0.05%
Diamondback Energy Inc.	885	116,445	0.05%
VeriSign Inc.	840	115,404	0.05%
Qorvo Inc.	1,327	106,371	0.04%
Whiting Petroleum Corp	1,951	102,842	0.04%
Delta Air Lines Inc	2,063	102,205	0.04%
Williams Cos InC.	3,723	100,934	0.04%
Wynn Resorts Ltd.	579	96,893	0.04%
Nielsen Holdings PLC	3,122	96,572	0.04%
Match Group Inc.	2,358	91,336	0.04%
Coherent Inc	568	88,842	0.04%
SBA Communications Corp.	535	88,377	0.04%
Transocean Ltd.	6,434	86,473	0.03%
DISH Network Corp.	2,449	82,301	0.03%
Ciena Corp.	2,847	75,478	0.03%
PTC Inc.	777	72,854	0.03%
American Airlines Group Inc.	1,901	72,154	0.03%
Chesapeake Energy Corp	13,663	71,595	0.03%
DaVita Inc.	1,013	70,319	0.03%
First Data Corp	3,352	70,158	0.03%
United Continental Holdings Inc.	991	69,115	0.03%
ONEOK Inc.	976	68,125	0.03%
Universal Health Services Inc.	603	67,231	0.03%
Cypress Semiconductor Corp.	4,296	66,937	0.03%
Molina Healthcare Inc.	676	66,243	0.03%
Continental Resources InC.	1,022	66,167	0.03%
Cooper Cos Inc.	281	66,090	0.03%
MGM Resorts International	2,212	64,213	0.03%
FleetCor Technologies Inc.	304	63,993	0.03%
Hologic Inc.	1,569	62,369	0.02%
WPX Energy Inc	3,388	61,077	0.02%
United Rentals Inc.	412	60,851	0.02%
CDK Global Inc.	914	59,435	0.02%
Cheniere Energy Inc.	891	58,059	0.02%

See Notes to Consolidated Financial Statements.

10	EnTrustPermal Alternative Core Fund 2018 Semi-Annual Report

Consolidated statement of assets and liabilities (unaudited)

June 30, 2018

Assets:
Investments, at value (Cost — $236,955,672)	$239,309,082
Cash	34,519
Deposits with brokers for securities sold short	16,771,385
Receivable for securities sold	4,915,142
Deposits with brokers for futures contracts	3,466,531
Receivable from broker — variation margin on open futures contracts	276,600
Dividends receivable	410,462
Receivable for Fund shares sold	211,170
Prepaid expenses	59,611
Interest receivable on collateral for securities sold short	51,479
Total Assets	265,505,981

Liabilities:
Payable for securities purchased	8,720,853
Investments sold short, at value (proceeds received — $6,629,743)	6,284,274
Payable for Fund shares repurchased	314,196
OTC swaps, at value	167,404
Investment management fee payable	161,814
Service and/or distribution fees payable	19,419
Dividends payable on securities sold short	13,800
Trustees’ fees payable	1,315
Accrued expenses	100,411
Total Liabilities	15,783,486
Total Net Assets	$249,722,495

Net Assets:
Par value (Note 7)	$183
Paid-in capital in excess of par value	249,970,503
Undistributed net investment income	528,551
Accumulated net realized loss on investments, futures contracts, short sales, forward foreign currency contracts and foreign currency transactions	(3,191,032)
Net unrealized appreciation on investments, futures contracts, swap contracts, short sales and foreign currencies	2,414,290
Total Net Assets	$249,722,495

See Notes to Consolidated Financial Statements.

EnTrustPermal Alternative Core Fund 2018 Semi-Annual Report	11

Consolidated statement of assets and liabilities (unaudited) (cont’d)

June 30, 2018

Net Assets:
Class A	$15,518,589
Class C	$19,077,033
Class FI	$57,836
Class I	$214,884,636
Class IS	$184,401

Shares Outstanding:
Class A	1,135,378
Class C	1,412,938
Class FI	4,144
Class I	15,719,388
Class IS	13,299

Net Asset Value:
Class A (and redemption price)	$13.67
Class C*	$13.50
Class FI (and redemption price)	$13.96
Class I (and redemption price)	$13.67
Class IS (and redemption price)	$13.87
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$14.50

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Consolidated Financial Statements.

12	EnTrustPermal Alternative Core Fund 2018 Semi-Annual Report

Consolidated statement of operations (unaudited)

For the Six Months Ended June 30, 2018

Investment Income:
Dividends and distributions	$2,787,596
Return of capital (Note 1(m))	(855,016)
Net Dividends and Distributions	1,932,580
Interest	450,304
Less: Foreign taxes withheld	(5,573)
Total Investment Income	2,377,311

Expenses:
Investment management fee (Note 2)	1,378,617
Dividend expense on securities sold short	489,275
Interest expense on securities sold short	271,434
Transfer agent fees (Note 5)	206,955
Service and/or distribution fees (Notes 2 and 5)	128,636
Legal fees	55,257
Registration fees	50,151
Fund accounting fees	25,931
Shareholder reports	23,172
Audit and tax fees	20,341
Commodity pool reports	17,081
Trustees' fees	10,872
Custody fees	6,333
Interest expense	3,428
Insurance	2,663
Miscellaneous expenses	2,848
Total Expenses	2,692,994
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(112,487)
Net Expenses	2,580,507
Net Investment Income	(203,196)

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Short Sales, Swap Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	6,766,716
REIT distributions	66,507
Futures contracts	195,090
Securities sold short	(7,384,654)
Forward foreign currency contracts	(203,878)
Foreign currency transactions	(126,369)
Net Realized Loss	(686,588)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	(14,519,964)
Futures contracts	(129,299)
Securities sold short	6,199,026
Swap contracts	(167,404)
Forward foreign currency contracts	20,727
Foreign currencies	12,115
Change in Net Unrealized Appreciation (Depreciation)	(8,584,799)
Net Loss on Investments, Futures Contracts, Short Sales, Swap Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions	(9,271,387)
Decrease in Net Assets From Operations	(9,474,583)

See Notes to Consolidated Financial Statements.

EnTrustPermal Alternative Core Fund 2018 Semi-Annual Report	13

Consolidated statements of changes in net assets

For the Six Months Ended June 30, 2018 (unaudited) and the Year Ended December 31, 2017	2018	2017

Operations:
Net investment loss	$(203,196)	$(178,376)
Net realized gain (loss)	(686,588)	354,540
Change in net unrealized appreciation (depreciation)	(8,584,799)	5,991,133
Increase (Decrease) in Net Assets From Operations	(9,474,583)	6,167,297

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	—	(2,051,501)
Return of capital	—	(48,526)
Decrease in Net Assets From Distributions to Shareholders	—	(2,100,027)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	39,504,962	242,508,957
Reinvestment of distributions	—	1,531,034
Cost of shares repurchased	(141,788,496)	(165,651,331)
Increase (Decrease) in Net Assets From Fund Share Transactions	(102,283,534)	78,388,660
Increase (Decrease) in Net Assets	(111,758,117)	82,455,930

Net Assets:
Beginning of period	361,480,612	279,024,682
End of period*	$249,722,495	$361,480,612
*Includes undistributed net investment income of:	$528,551	$731,747

See Notes to Consolidated Financial Statements.

14	EnTrustPermal Alternative Core Fund 2018 Semi-Annual Report

Consolidated financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
Class A Shares[1]	2018[2]	2017	2016	2015	2014	2013

Net asset value, beginning of period	$14.06	$13.80	$13.24	$13.96	$15.02	$14.79

Income (loss) from operations:
Net investment income (loss)	(0.03)	(0.04)	0.04	0.20	0.34	0.24
Net realized and unrealized gain (loss)	(0.36)	0.32	0.62	(0.37)	0.23	1.47
Total income (loss) from operations	(0.39)	0.28	0.66	(0.17)	0.57	1.71

Less distributions from:
Net investment income	—	(0.02)	(0.03)	(0.26)	(0.81)	(0.59)
Net realized gains	—	—	(0.07)	(0.29)	(0.82)	(0.89)
Return of capital	—	(0.00) [3]	—	—	—	—
Total distributions	—	(0.02)	(0.10)	(0.55)	(1.63)	(1.48)

Net asset value, end of period	$13.67	$14.06	$13.80	$13.24	$13.96	$15.02
Total return[4]	(2.70)%	2.03%	5.07%	(1.26)%	3.82%	11.85%

Net assets, end of period (000s)	$15,519	$22,165	$47,467	$35,704	$14,324	$16,140

Ratios to average net assets:
Gross expenses[5]	1.91%[7]	1.62%	1.76%	1.46%	1.40%	1.46%
Net expenses[5,6,8]	1.87 [7]	1.61	1.37	1.21	0.39	0.89
Net investment income (loss)	(0.33) [7]	(0.30)	0.31	1.46	2.27	1.55

Portfolio turnover rate	100%[9]	78%[9]	85%[9]	105%[9]	111%	93%

See Notes to Consolidated Financial Statements.

EnTrustPermal Alternative Core Fund 2018 Semi-Annual Report	15

Consolidated financial highlights (cont’d)

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended June 30, 2018 (unaudited).

[3]	Amount represents less than $0.005 per share.

[4]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Does not include fees and expenses of the Underlying Funds in which the Fund invests.

[6]

As a result of an expense limitation arrangement, effective January 5, 2018, the ratio of total annual fund operating expenses, other than interest, brokerage (including brokerage commissions on purchases and sales of closed-end funds, exchange-traded funds, exchange-traded notes and other assets), taxes, incentive or performance-based fees of underlying funds, acquired fund fees and expenses, dividend and interest expenses on securities sold short and extraordinary expenses, to average net assets of Class A shares did not exceed 1.45%. This expense limitation arrangement cannot be terminated prior to December 31, 2019 without the Board of Trustees’ consent. Total annual fund operating expenses, after waiving fees and/or reimbursing expenses, exceed this expense limitation as a result of acquired fund fees and expenses, brokerage commissions on purchases and sales of exchange-traded funds and dividend and interest expense on securities sold short. Prior to January 5, 2018, as a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage (including brokerage commissions paid on purchases and sales of closed-end funds, exchange-traded funds, exchange-traded notes and other assets), taxes, incentive or performance-based fees of underlying funds, acquired fund fees and expenses, dividend and interest expenses on securities sold short and extraordinary expenses, to average net assets of Class A shares did not exceed 1.15%. Total annual fund operating expenses after waiving fees and/or reimbursing expenses exceeded this expense limitation as a result of brokerage commissions on purchases and sales of exchange-traded funds, dividend and interest expense on securities sold short and acquired fund fees and expenses. Prior to January 5, 2018, as a result of a voluntary expense limitation arrangement, the ratio of total annual fund operating expenses to average net assets of Class A shares did not exceed 1.95%. Prior to February 1, 2016, as a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage (including brokerage commissions paid on purchases and sales of closed-end funds, exchange-traded funds, exchange-traded notes and other assets), taxes, incentive or performance-based fees of underlying funds and extraordinary expenses, to average net assets of Class A shares did not exceed 1.75%. This expense limitation took into account the Underlying Funds expense ratios.

[7]	Annualized.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]

Excluding short sale transactions. If short sale transactions had been included, the portfolio turnover rate would have been 151%, 150%, 129% and 141% for the six months ended June 30, 2018, and for the years ended December 31, 2017, 2016 and 2015, respectively.

See Notes to Consolidated Financial Statements.

16	EnTrustPermal Alternative Core Fund 2018 Semi-Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
Class C Shares[1]	2018[2]	2017	2016	2015	2014	2013

Net asset value, beginning of period	$13.93	$13.76	$13.30	$14.03	$15.07	$14.83

Income (loss) from operations:
Net investment income (loss)	(0.08)	(0.14)	(0.06)	0.06	0.23	0.14
Net realized and unrealized gain (loss)	(0.35)	0.31	0.62	(0.34)	0.23	1.44
Total income (loss) from operations	(0.43)	0.17	0.56	(0.28)	0.46	1.58

Less distributions from:
Net investment income	—	—	(0.03)	(0.16)	(0.68)	(0.45)
Net realized gains	—	—	(0.07)	(0.29)	(0.82)	(0.89)
Total distributions	—	—	(0.10)	(0.45)	(1.50)	(1.34)

Net asset value, end of period	$13.50	$13.93	$13.76	$13.30	$14.03	$15.07
Total return[3]	(3.01)%	1.24%	4.29%	(2.02)%	3.09%	10.94%

Net assets, end of period (000s)	$19,077	$23,861	$29,034	$31,555	$28,315	$34,812

Ratios to average net assets:
Gross expenses[4]	2.67%[6]	2.39%	2.45%	2.18%	2.14%	2.18%
Net expenses[4,5,7]	2.63 [6]	2.38	2.12	1.85	1.14	1.66
Net investment income (loss)	(1.05) [6]	(0.98)	(0.46)	0.42	1.54	0.90

Portfolio turnover rate	100%[8]	78%[8]	85%[8]	105%[8]	111%	93%

See Notes to Consolidated Financial Statements.

EnTrustPermal Alternative Core Fund 2018 Semi-Annual Report	17

Consolidated financial highlights (cont’d)

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended June 30, 2018 (unaudited).

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Does not include fees and expenses of the Underlying Funds in which the Fund invests.

[5]

As a result of an expense limitation arrangement, effective January 5, 2018, the ratio of total annual fund operating expenses, other than interest, brokerage (including brokerage commissions on purchases and sales of closed-end funds, exchange-traded funds, exchange-traded notes and other assets), taxes, incentive or performance-based fees of underlying funds, acquired fund fees and expenses, dividend and interest expenses on securities sold short and extraordinary expenses, to average net assets of Class C shares did not exceed 2.20%. This expense limitation arrangement cannot be terminated prior to December 31, 2019 without the Board of Trustees’ consent. Total annual fund operating expenses, after waiving fees and/or reimbursing expenses, exceed this expense limitation as a result of acquired fund fees and expenses, brokerage commissions on purchases and sales of exchange-traded funds and dividend and interest expense on securities sold short. Prior to January 5, 2018, as a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage (including brokerage commissions paid on purchases and sales of closed-end funds, exchange-traded funds, exchange-traded notes and other assets), taxes, incentive or performance-based fees of underlying funds, acquired fund fees and expenses, dividend and interest expenses on securities sold short and extraordinary expenses, to average net assets of Class C shares did not exceed 1.90%. Total annual fund operating expenses after waiving fees and/or reimbursing expenses exceeded this expense limitation as a result of brokerage commissions on purchases and sales of exchange-traded funds, dividend and interest expense on securities sold short and acquired fund fees and expenses. Prior to January 5, 2018, as a result of a voluntary expense limitation arrangement, the ratio of total annual fund operating expenses to average net assets of Class C shares did not exceed 2.70%. Prior to February 1, 2016, as a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage (including brokerage commissions paid on purchases and sales of closed-end funds, exchange-traded funds, exchange-traded notes and other assets), taxes, incentive or performance-based fees of underlying funds and extraordinary expenses, to average net assets of Class C shares did not exceed 2.50%. This expense limitation took into account the Underlying Funds expense ratios.

[6]	Annualized.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]

Excluding short sale transactions. If short sale transactions had been included, the portfolio turnover rate would have been 151%, 150%, 129% and 141% for the six months ended June 30, 2018, and for the years ended December 31, 2017, 2016 and 2015, respectively.

See Notes to Consolidated Financial Statements.

18	EnTrustPermal Alternative Core Fund 2018 Semi-Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
Class FI Shares[1]	2018[2]	2017	2016	2015	2014	2013

Net asset value, beginning of period	$14.35	$14.09	$13.52	$14.25	$15.27	$14.78

Income (loss) from operations:
Net investment income (loss)	(0.08)	(0.03)	0.04	0.34	0.33	0.19
Net realized and unrealized gain (loss)	(0.31)	0.32	0.63	(0.51)	0.25	1.50
Total income (loss) from operations	(0.39)	0.29	0.67	(0.17)	0.58	1.69

Less distributions from:
Net investment income	—	(0.03)	(0.03)	(0.27)	(0.78)	(0.31)
Net realized gains	—	—	(0.07)	(0.29)	(0.82)	(0.89)
Return of capital	—	(0.00) [3]	—	—	—	—
Total distributions	—	(0.03)	(0.10)	(0.56)	(1.60)	(1.20)

Net asset value, end of period	$13.96	$14.35	$14.09	$13.52	$14.25	$15.27
Total return[4]	(2.72)%	2.03%	5.04%	(1.23)%	3.85%	11.81%

Net assets, end of period (000s)	$58	$223	$205	$341	$14	$18

Ratios to average net assets:
Gross expenses[5]	1.76%[7]	1.66%	1.69%	1.64%	1.69%	1.48%
Net expenses[5,6,8]	1.71 [7]	1.64	1.37	1.41	0.38	1.00
Net investment income (loss)	(0.33) [7]	(0.20)	0.31	2.41	2.18	1.27

Portfolio turnover rate	100%[9]	78%[9]	85%[9]	105%[9]	111%	93%

See Notes to Consolidated Financial Statements.

EnTrustPermal Alternative Core Fund 2018 Semi-Annual Report	19

Consolidated financial highlights (cont’d)

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended June 30, 2018 (unaudited).

[3]	Amount represents less than $0.005 per share.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Does not include fees and expenses of the Underlying Funds in which the Fund invests.

[6]

As a result of an expense limitation arrangement, effective January 5, 2018, the ratio of total annual fund operating expenses, other than interest, brokerage (including brokerage commissions on purchases and sales of closed-end funds, exchange-traded funds, exchange-traded notes and other assets), taxes, incentive or performance-based fees of underlying funds, acquired fund fees and expenses, dividend and interest expenses on securities sold short and extraordinary expenses, to average net assets of Class FI shares did not exceed 1.45%. This expense limitation arrangement cannot be terminated prior to December 31, 2019 without the Board of Trustees’ consent. Total annual fund operating expenses, after waiving fees and/or reimbursing expenses, exceed this expense limitation as a result of acquired fund fees and expenses, brokerage commissions on purchases and sales of exchange-traded funds and dividend and interest expense on securities sold short. Prior to January 5, 2018, as a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage (including brokerage commissions paid on purchases and sales of closed-end funds, exchange-traded funds, exchange-traded notes and other assets), taxes, incentive or performance-based fees of underlying funds, acquired fund fees and expenses, dividend and interest expenses on securities sold short and extraordinary expenses, to average net assets of Class FI shares did not exceed 1.15%. Total annual fund operating expenses after waiving fees and/or reimbursing expenses exceeded this expense limitation as a result of brokerage commissions on purchases and sales of exchange-traded funds, dividend and interest expense on securities sold short and acquired fund fees and expenses. Prior to January 5, 2018, as a result of a voluntary expense limitation arrangement, the ratio of total annual fund operating expenses to average net assets of Class FI shares did not exceed 1.95%. Prior to February 1, 2016, as a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage (including brokerage commissions paid on purchases and sales of closed-end funds, exchange-traded funds, exchange-traded notes and other assets), taxes, incentive or performance-based fees of underlying funds and extraordinary expenses, to average net assets of Class FI shares did not exceed 1.75%. This expense limitation took into account the Underlying Funds expense ratios.

[7]	Annualized.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]

Excluding short sale transactions. If short sale transactions had been included, the portfolio turnover rate would have been 151%, 150%, 129% and 141% for the six months ended June 30, 2018, and for the years ended December 31, 2017, 2016 and 2015, respectively.

See Notes to Consolidated Financial Statements.

20	EnTrustPermal Alternative Core Fund 2018 Semi-Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
Class I Shares[1]	2018[2]		2017	2016	2015	2014	2013

Net asset value, beginning of period	$14.04		$13.82	$13.23	$13.94	$15.00	$14.77

Income (loss) from operations:
Net investment income	(0.00)	[3]	0.01	0.08	0.24	0.38	0.27
Net realized and unrealized gain (loss)	(0.37)		0.31	0.61	(0.38)	0.23	1.48
Total income (loss) from operations	(0.37)		0.32	0.69	(0.14)	0.61	1.75

Less distributions from:
Net investment income	—		(0.10)	(0.03)	(0.28)	(0.85)	(0.63)
Net realized gains	—		—	(0.07)	(0.29)	(0.82)	(0.89)
Return of capital	—		(0.00) [3]	—	—	—	—
Total distributions	—		(0.10)	(0.10)	(0.57)	(1.67)	(1.52)

Net asset value, end of period	$13.67		$14.04	$13.82	$13.23	$13.94	$15.00
Total return[4]	(2.64)%		2.30%	5.30%	(1.02)%	4.09%	12.13%

Net assets, end of period (millions)	$215		$315	$202	$148	$54	$41

Ratios to average net assets:
Gross expenses[5]	1.66%[7]		1.44%	1.53%	1.22%	1.13%	1.18%
Net expenses[5,6,8]	1.58	[7]	1.41	1.12	0.96	0.14	0.64
Net investment income (loss)	(0.05)	[7]	0.06	0.56	1.75	2.59	1.75

Portfolio turnover rate	100%[9]		78%[9]	85%[9]	105%[9]	111%	93%

See Notes to Consolidated Financial Statements.

EnTrustPermal Alternative Core Fund 2018 Semi-Annual Report	21

Consolidated financial highlights (cont’d)

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended June 30, 2018 (unaudited).

[3]	Amount represents less than $0.005 per share.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Does not include fees and expenses of the Underlying Funds in which the Fund invests.

[6]

As a result of an expense limitation arrangement, effective January 5, 2018, the ratio of total annual fund operating expenses, other than interest, brokerage (including brokerage commissions on purchases and sales of closed-end funds, exchange-traded funds, exchange-traded notes and other assets), taxes, incentive or performance-based fees of underlying funds, acquired fund fees and expenses, dividend and interest expenses on securities sold short and extraordinary expenses, to average net assets of Class I shares did not exceed 1.10%. This expense limitation arrangement cannot be terminated prior to December 31, 2019 without the Board of Trustees’ consent. Total annual fund operating expenses, after waiving fees and/or reimbursing expenses, exceed this expense limitation as a result of acquired fund fees and expenses, brokerage commissions on purchases and sales of exchange-traded funds and dividend and interest expense on securities sold short. Prior to January 5, 2018 as a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage (including brokerage commissions paid on purchases and sales of closed-end funds, exchange-traded funds, exchange-traded notes and other assets), taxes, incentive or performance-based fees of underlying funds, acquired fund fees and expenses, dividend and interest expenses on securities sold short and extraordinary expenses, to average net assets of Class I shares did not exceed 0.90%. Total annual fund operating expenses after waiving fees and/or reimbursing expenses exceeded this expense limitation as a result of brokerage commissions on purchases and sales of exchange-traded funds, dividend and interest expense on securities sold short and acquired fund fees and expenses. Prior to January 5, 2018 as a result of a voluntary expense limitation arrangement, the ratio of total annual fund operating expenses to average net assets of Class I shares did not exceed 1.70%. Prior to February 1, 2016, as a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage (including brokerage commissions paid on purchases and sales of closed-end funds, exchange-traded funds, exchange-traded notes and other assets), taxes, incentive or performance-based fees of underlying funds and extraordinary expenses, to average net assets of Class I shares did not exceed 1.50%. This expense limitation took into account the Underlying Funds expense ratios.

[7]	Annualized.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]

Excluding short sale transactions. If short sale transactions had been included, the portfolio turnover rate would have been 151%, 150%, 129% and 141% for the six months ended June 30, 2018, and for the years ended December 31, 2017, 2016 and 2015, respectively.

See Notes to Consolidated Financial Statements.

22	EnTrustPermal Alternative Core Fund 2018 Semi-Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
Class IS Shares[1]	2018[2]	2017	2016	2015	2014	2013

Net asset value, beginning of period	$14.23	$14.03	$13.42	$14.13	$15.16	$14.77

Income (loss) from operations:
Net investment income (loss)	0.01	(0.01)	0.15	0.19	0.41	0.22
Net realized and unrealized gain (loss)	(0.37)	0.32	0.56	(0.33)	0.20	1.52
Total income (loss) from operations	(0.36)	0.31	0.71	(0.14)	0.61	1.74

Less distributions from:
Net investment income	—	(0.11)	(0.03)	(0.28)	(0.82)	(0.46)
Net realized gains	—	—	(0.07)	(0.29)	(0.82)	(0.89)
Return of capital	—	(0.00) [3]	—	—	—	—
Total distributions	—	(0.11)	(0.10)	(0.57)	(1.64)	(1.35)

Net asset value, end of period	$13.87	$14.23	$14.03	$13.42	$14.13	$15.16
Total return[4]	(2.53)%	2.19%	5.38%	(0.97)%	4.06%	12.07%

Net assets, end of period (000s)	$184	$54	$133	$14	$22	$14

Ratios to average net assets:
Gross expenses[5]	1.85%[7]	1.33%	2.54%	1.32%	1.37%	1.21%
Net expenses[5,6,8]	1.73 [7]	1.33	1.05	0.82	0.15	0.76
Net investment income (loss)	0.23 [7]	(0.04)	1.11	1.32	2.72	1.46

Portfolio turnover rate	100%[9]	78%[9]	85%[9]	105%[9]	111%	93%

See Notes to Consolidated Financial Statements.

EnTrustPermal Alternative Core Fund 2018 Semi-Annual Report	23

Consolidated financial highlights (cont’d)

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended June 30, 2018 (unaudited).

[3]	Amount represents less than $0.005 per share.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Does not include fees and expenses of the Underlying Funds in which the Fund invests.

[6]

As a result of an expense limitation arrangement, effective January 5, 2018, the ratio of total annual fund operating expenses, other than interest, brokerage (including brokerage commissions on purchases and sales of closed-end funds, exchange-traded funds, exchange-traded notes and other assets), taxes, incentive or performance-based fees of underlying funds, acquired fund fees and expenses, dividend and interest expenses on securities sold short and extraordinary expenses, to average net assets of Class IS shares did not exceed 1.00%. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2019 without the Board of Trustees’ consent.

Total annual fund operating expenses, after waiving fees and/or reimbursing expenses, exceed this expense limitation as a result of acquired fund fees and expenses, brokerage commissions on purchases and sales of exchange-traded funds and dividend and interest expense on securities sold short. Prior to January 5, 2018, as a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage (including brokerage commissions paid on purchases and sales of closed-end funds, exchange-traded funds, exchange-traded notes and other assets), taxes, incentive or performance-based fees of underlying funds, acquired fund fees and expenses, dividend and interest expenses on securities sold short and extraordinary expenses, to average net assets of Class IS shares did not exceed 0.90%. In addition, prior to January 5, 2018, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. Total annual fund operating expenses after waiving fees and/or reimbursing expenses exceeded this expense limitation as a result of brokerage commissions on purchases and sales of exchange-traded funds, dividend and interest expense on securities sold short and acquired fund fees and expenses. Prior to January 5, 2018, as a result of a voluntary expense limitation arrangement, the ratio of total annual fund operating expenses to average net assets of Class IS shares did not exceed 1.70%. Prior to February 1, 2016, as a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage (including brokerage commissions paid on purchases and sales of closed-end funds, exchange-traded funds, exchange-traded notes and other assets), taxes, incentive or performance-based fees of underlying funds and extraordinary expenses, to average net assets of Class IS shares did not exceed 1.50%. In addition, effective February 3, 2015, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitations took into account the Underlying Funds expense ratios.

[7]	Annualized.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]

Excluding short sale transactions. If short sale transactions had been included, the portfolio turnover rate would have been 151%, 150%, 129% and 141% for the six months ended June 30, 2018, and for the years ended December 31, 2017, 2016 and 2015, respectively.

See Notes to Consolidated Financial Statements.

24	EnTrustPermal Alternative Core Fund 2018 Semi-Annual Report

Notes to consolidated financial statements (unaudited)

1. Organization and significant accounting policies

EnTrustPermal Alternative Core Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Equity Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The Fund may invest directly in equity securities, fixed income securities, derivatives and hedge fund strategies, or indirectly through underlying funds, which include exchange-traded funds (“ETFs”), mutual funds, closed-end funds and indexed or other performance-related instruments, including exchange-traded notes as identified by EnTrustPermal Partners Offshore LP (“EPOLP”). Consistent with its investment objective, the Fund may invest in any investment strategy or technique and in any region or country. To the extent that the Fund invests in underlying funds, it may invest in affiliated and unaffiliated ETFs and mutual funds and unaffiliated closed-end funds. Prior to January 5, 2018, the Fund was a “fund of funds”, which pursued its investment objective by investing primarily in other investment companies, including mutual funds, closed-end funds and ETFs.

The Fund may seek to gain exposure to certain asset classes, such as ETFs that invest primarily in commodities or certain derivative instruments tied to commodities, through investments in its wholly-owned subsidiary, Alternative Core Fund Ltd. (the “Subsidiary”), organized under the laws of the Cayman Islands. The Subsidiary may invest without limit in these investments. The Subsidiary has the same investment manager and subadviser as the Fund. The Fund may invest up to 25% of its assets in the Subsidiary. These financial statements are consolidated financial statements of the Fund and the Subsidiary.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the

EnTrustPermal Alternative Core Fund 2018 Semi-Annual Report	25

Notes to consolidated financial statements (unaudited) (cont’d)

board of trade or exchange on which they are traded. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the super-vision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/ yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next avail-able market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

26	EnTrustPermal Alternative Core Fund 2018 Semi-Annual Report

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Common stocks:
Materials	$6,711,047	$4,013,309	—	$10,724,356
Other common stocks	116,709,261	—	—	116,709,261
Investments in underlying funds	26,518,569	5,413,825	—	31,932,394
Master limited partnerships	18,955,933	—	—	18,955,933
Purchased options	156,000	—	—	156,000
Total long-term investments	169,050,810	9,427,134	—	178,477,944
Short-term investments†	60,831,138	—	—	60,831,138
Total investments	$229,881,948	$9,427,134	—	$239,309,082
Other financial instruments:
Futures contracts	277,151	—	—	277,151
Total	$230,159,099	$9,427,134	—	$239,586,233

EnTrustPermal Alternative Core Fund 2018 Semi-Annual Report	27

Notes to consolidated financial statements (unaudited) (cont’d)

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Securities sold short†	$6,284,274	—	—	$6,284,274
Other financial instruments:
Futures contracts	406,450	—	—	406,450
OTC total return swaps‡	—	$167,404	—	167,404
Total	$406,450	$167,404	—	$573,854
Total	$6,690,724	$167,404	—	$6,858,128

†	See Consolidated Schedule of Investments for additional detailed categorizations.

‡	Value includes any premium paid or received with respect to swap contracts.

For the six months ended June 30, 2018, as a result of the fair value pricing procedures for international equities utilized by the Fund, certain securities have transferred in and out of Level 1 and Level 2 measurements during the period. The Fund’s policy is to recognize transfers between levels as of the end of the reporting period. At June 30, 2018, securities valued at $9,427,134 were classified as Level 2 within the fair value hierarchy because fair value procedures were applied when the change in value of a domestic equity security index suggested that the closing prices on foreign exchanges may no longer have represented the value of those securities at the time of closing of the NYSE.

(b) Master limited partnerships. The Fund may not invest more than 25% of the value of its assets in the securities of Master Limited Partnerships (“MLPs”) that are treated for U.S. federal income tax purposes as qualified publicly traded partnerships. This 25% limitation applies generally to MLPs that focus on commodity and energy-related industries. Entities commonly referred to as “MLPs” are generally organized under state law as limited partnerships or limited liability companies. To be treated as a partnership for U.S. federal income tax purposes, an MLP whose units are traded on a securities exchange must receive at least 90% of its income from qualifying sources such as interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities. Mineral or natural resources activities include exploration, development, production, processing, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members). The general partner or managing member typically controls the operations and management of the MLP and has an ownership stake in the partnership. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions. The MLPs themselves generally do not pay U.S. federal income taxes. Thus, unlike investors in corporate securities, direct MLP investors

28	EnTrustPermal Alternative Core Fund 2018 Semi-Annual Report

are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends). Currently, most MLPs operate in the energy and/or natural resources sector.

The Fund, and entities in which the Fund invests, may be subject to audit by the Internal Revenue Service or other applicable tax authorities. The Fund’s taxable income or tax liability for prior taxable years could be adjusted if there is an audit of the Fund, or of any entity that is treated as a partnership for tax purposes in which the Fund holds an equity interest. The Fund may be required to pay a fund-level tax as a result of such an adjustment or may pay a “deficiency dividend” to its current shareholders in order to avoid a fund-level tax associated with the adjustment. The Fund could also be required to pay interest and penalties in connection with such an adjustment.

(c) Purchased options. When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment on the Consolidated Statement of Assets and Liabilities, the value of which is marked-to-market to reflect the current market value of the option purchased. If the purchased option expires, the Fund realizes a loss equal to the amount of premium paid. When an instrument is purchased or sold through the exercise of an option, the related premium paid is added to the basis of the instrument acquired or deducted from the proceeds of the instrument sold. The risk associated with purchasing put and call options is limited to the premium paid.

(d) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized gains or losses in the Consolidated Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an

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Notes to consolidated financial statements (unaudited) (cont’d)

unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Consolidated Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(f) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market and may be entered into as a bilateral contract (“OTC Swaps”) or centrally cleared (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

In a Centrally Cleared Swap, immediately following execution of the swap, the swap agreement is submitted to a clearinghouse or central counterparty (the “CCP”) and the CCP becomes the ultimate counterparty of the swap agreement. The Fund is required to inter-face with the CCP through a broker, acting in an agency capacity. All payments are settled with the CCP through the broker. Upon entering into a Centrally Cleared Swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a receivable or payable for variation margin on the Consolidated Statement of Assets and Liabilities. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Consolidated Schedule of Investments and restricted cash, if any, is identified on the Consolidated Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Consolidated Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

OTC swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Consolidated Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Consolidated Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Consolidated Statement of Operations.

30	EnTrustPermal Alternative Core Fund 2018 Semi-Annual Report

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount.

As of June 30, 2018, the Fund did not hold any credit default swaps to sell protection.

For average notional amounts of swaps held during the six months ended June 30, 2018, see Note 4.

Total return swaps

The Fund enters into total return swaps for investment purposes. Total return swaps are agreements to exchange the return generated by one instrument for the return generated by another instrument. For example, the agreement to pay a predetermined or fixed interest rate in exchange for a market-linked return based on a notional amount. To the extent the total return of a referenced index or instrument exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent it is less, the Fund will make a payment to the counterparty.

(g) Short sale transactions. Short sales are transactions in which the Fund sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, a Fund must borrow the security to deliver to the buyer. The Fund is then obligated to replace the security borrowed by purchasing it in the open market at the time of replacement. The proceeds received by the Fund for the short sale are retained by the broker as collateral until the Fund replaces the borrowed security. If the market value of the security sold short increases, additional collateral may be required. The amount of collateral required is determined daily by reference to the market value of the short positions. Liabilities for securities sold short are marked-to-market daily and reported at market value in the financial statements.

Short sale transactions may result in a risk of loss that may exceed the amount shown on the Consolidated Statement of Assets and Liabilities. A gain, limited to the price at which the Fund sold the security short, or a loss, potentially unlimited in size, will be recognized upon termination of a short sale. Dividends on short positions are recorded as a liability on the ex-dividend date and are shown in the Consolidated Statement of Operations as Dividend Expense because the Fund must pay the dividend to the lender of the security.

Short selling is a technique that may be considered speculative, involves risk beyond the amount of money used to secure each transaction and may represent a form of leverage.

(h) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its subadviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at

EnTrustPermal Alternative Core Fund 2018 Semi-Annual Report	31

Notes to consolidated financial statements (unaudited) (cont’d)

least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(i) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(j) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

32	EnTrustPermal Alternative Core Fund 2018 Semi-Annual Report

(k) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

With exchange traded and centrally cleared derivatives, there is less counterparty risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default of the clearing broker or clearinghouse.

The Fund has entered into master agreements, such as an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement, with certain of its derivative counterparties that govern over-the-counter derivatives and provide for general obligations, representations, agreements, collateral posting terms, netting provisions in the event of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. However, absent an event of default by the counterparty or a termination of the agreement, the terms of the ISDA Master Agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Consolidated Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral

EnTrustPermal Alternative Core Fund 2018 Semi-Annual Report	33

Notes to consolidated financial statements (unaudited) (cont’d)

that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Consolidated Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Consolidated Schedule of Investments.

As of June 30, 2018, the Fund held OTC total return swaps with credit related contingent features which had a liability position of $167,404. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(l) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impact the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(m) Return of capital estimates. Distributions received from the Fund’s investments in MLPs generally are comprised of income and return of capital. Distributions received from the Fund’s investments in Real Estate Investment Trusts (“REITs”) generally are comprised of income, realized capital gains and return of capital. The Fund records investment income, realized capital gains and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP or REIT and other industry sources. These estimates may subsequently be revised based on information received from the MLPs and REITs after their tax reporting periods are concluded.

(n) Partnership accounting policy. The Fund records its pro rata share of the income (loss) and capital gains (losses), to the extent of distributions it has received, allocated from the underlying partnerships and accordingly adjusts the cost basis of the underlying partnerships for return of capital. These amounts are included in the Fund’s Consolidated Statement of Operations.

(o) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(p) Share class accounting. Investment income, common expenses and realized/ unrealized gains (losses) on investments are allocated to the various classes of the Fund on

34	EnTrustPermal Alternative Core Fund 2018 Semi-Annual Report

the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(q) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(r) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of December 31, 2017, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(s) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and EnTrustPermal Partners Offshore LP (“EPOLP”) is the Fund’s subadviser. Western Asset Management Company, LLC (formerly Western Asset Management Company) (“Western Asset”) manages the portion of the Fund’s cash and short-term instruments allocated to it. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”) and EPOLP is a subsidiary of Legg Mason.

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
Up to and including $1 billion	0.90%
Over $1 billion and up to and including $2 billion	0.85
Over $2 billion	0.80

Prior to January 5, 2018, the Fund paid an investment management fee, calculated daily and paid monthly, at an annual rate of 0.65% of the Fund’s average daily net assets.

EnTrustPermal Alternative Core Fund 2018 Semi-Annual Report	35

Notes to consolidated financial statements (unaudited) (cont’d)

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the EPOLP and Western Asset the day-to-day portfolio management of the Fund. LMPFA (not the Fund) pays EPOLP an aggregate fee equal to 70% of the management fee paid to LMPFA for all services provided by EPOLP, net of fee waivers and expense reimbursements and the fee paid to Western Asset for management of the Fund’s cash and short-term instruments allocated to it.

Prior to January 5, 2018, LMPFA paid EPOLP and Western Asset an aggregate subadvisory fee in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
Up to and including $250 million	0.450%
Over $250 million and up to and including $750 million	0.400
Over $750 million	0.350

Prior to January 5, 2018, LMPFA also paid EPOLP for certain compliance and portfolio execution services an annual rate of 0.05% of the Fund’s average daily net assets.

LMPFA has agreed to waive fees and/or reimburse operating expenses, other than interest, brokerage (including brokerage commissions on purchases and sales of closed-end funds, ETFs, exchange-traded notes and other assets), taxes, incentive or performance-based fees of underlying funds, acquired fund fees and expenses, dividend and interest expense on securities sold short and extraordinary expenses, so that the ratio of total annual fund operating expenses did not exceed 1.45% for Class A shares, 2.20% for Class C shares, 1.45% for Class FI shares, 1.10% for Class I shares and 1.00% for Class IS shares. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These arrangements cannot be terminated prior to December 31, 2019 without the Board of Trustees’ consent.

Prior to January 5, 2018, LMPFA agreed to waive fees and/or reimburse operating expenses, other than interest, brokerage (including brokerage commissions on purchases and sales of closed-end funds, ETFs, exchange-traded notes and other assets), taxes, incentive or performance-based fees of underlying funds, acquired fund fees and expenses, dividend and interest expense on securities sold short and extraordinary expenses, so that the ratio of total annual fund operating expenses did not exceed 1.15% for Class A shares, 1.90% for Class C shares, 1.15% for Class FI shares, 0.90% for Class I shares and 0.90% for Class IS shares. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares.

Prior to January 5, 2018, LMPFA also agreed to voluntarily waive fees and/or reimburse operating expenses so that total annual fund operating expenses did not exceed 1.95% for Class A shares, 2.70% for Class C shares, 1.95% for Class FI shares, 1.70% for Class I shares and 1.70% for Class IS shares. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares.

36	EnTrustPermal Alternative Core Fund 2018 Semi-Annual Report

During the six months ended June 30, 2018, fees waived and/or expenses reimbursed amounted to $112,487.

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC (‘‘LMIS’’), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 5.75% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the six months ended June 30, 2018, sales charges retained by and CDSCs paid to LMIS and its affiliates, if any, were as follows:

	Class A	Class C
Sales charges	$1,379	—
CDSCs	—	$1,551

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the six months ended June 30, 2018, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Investments*
Purchases	$224,660,023
Sales	300,146,561

*	Excluding securities sold short and covers on securities sold short in the amount of $41,858,634 and $115,165,036, respectively.

EnTrustPermal Alternative Core Fund 2018 Semi-Annual Report	37

Notes to consolidated financial statements (unaudited) (cont’d)

At June 30, 2018, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

	Cost/ Proceeds	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Securities	$236,955,672	$9,328,296	$(6,974,886)	$2,353,410
Swap contracts	—	—	(167,404)	(167,404)
Futures contracts	—	277,151	(406,450)	(129,299)
Securities sold short	(6,629,743)	456,017	(110,548)	345,469

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Consolidated Statement of Assets and Liabilities at June 30, 2018.

ASSET DERIVATIVES[1]
Equity Risk
Purchased options[2]	$156,000
Futures contracts[3]	277,151
Total	$433,151

LIABILITY DERIVATIVES[1]
Equity Risk
Futures contracts[3]	$406,450
OTC swap contracts	167,404
Total	$573,854

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]	Market value of purchased options is reported in Investments at value in the Consolidated Statement of Assets and Liabilities.

[3]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the Consolidated Schedule of Investments. Only variation margin is reported within the receivables and/or payables on the Consolidated Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Consolidated Statement of Operations for the six months ended June 30, 2018. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

38	EnTrustPermal Alternative Core Fund 2018 Semi-Annual Report

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Foreign Exchange Risk	Interest Rate Risk	Commodity Risk	Equity Risk	Total
Purchased options[1]	—	—	—	$(642,702)	$(642,702)
Futures contracts	—	$(672,675)	$379,599	488,166	195,090
Forward foreign currency contracts	$(203,878)	—	—	—	(203,878)
Total	$(203,878)	$(672,675)	$379,599	$(154,536)	$(651,490)

[1]	Net realized gain (loss) from purchased options is reported in net realized gain (loss) from investment transactions in the Consolidated Statement of Operations.

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Foreign Exchange Risk	Equity Risk	Total
Purchased options[1]	—	$317,610	$317,610
Futures contracts	—	(129,299)	(129,299)
Swap contracts	—	(167,404)	(167,404)
Forward foreign currency contracts	$20,727	—	20,727
Total	$20,727	$20,907	$41,634

[1]

The change in unrealized appreciation (depreciation) from purchased options is reported in the change in net unrealized appreciation (depreciation) from investments in the Consolidated Statement of Operations.

During the six months ended June 30, 2018, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$85,714
Futures contracts (to buy)	12,299,688
Futures contracts (to sell)	14,732,176
Forward foreign currency contracts (to sell)†	1,780,249

Average Notional Balance
Total return swap contracts	$2,887,983

†	At June 30, 2018, there were no open position held in this derivative.

The following table presents the Fund’s OTC derivative assets and liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement and net of the related collateral pledged (received) by the Fund as of June 30, 2018.

Counterparty	Gross Assets Subject to Master Agreements[1]	Gross Liabilities Subject to Master Agreements[1]	Net Assets (Liabilities) Subject to Master Agreements	Collateral Pledged (Received)	Net Amount[2]
Bank of America N.A.	—	$(96,028)	$(96,028)	—	$(96,028)
JPMorgan Chase Bank N.A.	—	(71,376)	(71,376)	—	(71,376)
Total	—	$(167,404)	$(167,404)	—	$(167,404)

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Consolidated Statement of Assets and Liabilities.

[2]	Represents the net amount receivable (payable) from (to) the counterparty in the event of default.

EnTrustPermal Alternative Core Fund 2018 Semi-Annual Report	39

Notes to consolidated financial statements (unaudited) (cont’d)

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A, Class C and Class FI shares calculated at the annual rate of 0.25%, 1.00% and 0.25% of the average daily net assets of each class, respectively. Service and/or distribution fees are accrued daily and paid monthly.

For the six months ended June 30, 2018, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$23,126	$10,979
Class C	105,261	11,729
Class FI	249	156
Class I	—	184,049
Class IS	—	42
Total	$128,636	$206,955

For the six months ended June 30, 2018, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$3,701
Class C	4,267
Class FI	47
Class I	104,400
Class IS	72
Total	$112,487

6. Distributions to shareholders by class

	Six Months Ended June 30, 2018	Year Ended December 31, 2017
Net Investment Income:
Class A	—	$33,056
Class C	—	—
Class FI	—	405
Class I	—	2,017,050
Class IS	—	990
Total	—	$2,051,501

Return of Capital:
Class A	—	$782
Class C	—	—
Class FI	—	10
Class I	—	47,711
Class IS	—	23
Total	—	$48,526

40	EnTrustPermal Alternative Core Fund 2018 Semi-Annual Report

7. Shares of beneficial interest

At June 30, 2018, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Six Months Ended June 30, 2018		Year Ended December 31, 2017
	Shares	Amount	Shares	Amount
Class A
Shares sold	130,492	$1,782,401	878,223	$12,321,851
Shares issued on reinvestment	—	—	2,273	32,366
Shares repurchased	(572,039)	(7,907,635)	(2,743,380)	(38,445,958)
Net decrease	(441,547)	$(6,125,234)	(1,862,884)	$(26,091,741)
Class C
Shares sold	43,450	$596,566	275,776	$3,857,299
Shares repurchased	(343,233)	(4,687,357)	(673,290)	(9,411,811)
Net decrease	(299,783)	$(4,090,791)	(397,514)	$(5,554,512)

Class FI
Shares sold	—	—	9,320	$134,000
Shares issued on reinvestment	—	—	29	415
Shares repurchased	(11,395)	$(162,753)	(8,348)	(120,191)
Net increase (decrease)	(11,395)	$(162,753)	1,001	$14,224
Class I
Shares sold	2,670,657	$36,982,866	16,085,968	$226,191,716
Shares issued on reinvestment	—	—	105,439	1,497,240
Shares repurchased	(9,407,236)	(129,017,189)	(8,366,228)	(117,586,689)
Net increase (decrease)	(6,736,579)	$(92,034,323)	7,825,179	$110,102,267

Class IS
Shares sold	10,497	$143,129	285	$4,091
Shares issued on reinvestment	—	—	70	1,013
Shares repurchased	(983)	(13,562)	(6,072)	(86,682)
Net increase (decrease)	9,514	$129,567	(5,717)	$(81,578)

8. Deferred capital losses

As of December 31, 2017, the Fund had deferred capital losses of $33,772, which have no expiration date, that will be available to offset future taxable capital gains.

EnTrustPermal Alternative Core Fund 2018 Semi-Annual Report	41

EnTrustPermal

Alternative Core Fund

Trustees

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Althea L. Duersten

Frank G. Hubbard

Howard J. Johnson

Chairman

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jane Trust

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

EnTrustPermal Partners Offshore LP

Distributor

Legg Mason Investor Services, LLC

Custodian

The Bank of New York Mellon (“BNY”)*

*	Effective June 11, 2018, BNY became custodian.

Transfer agent

BNY Mellon Investment Servicing

(US) Inc.

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

EnTrustPermal Alternative Core Fund

The Fund is a separate investment series of Legg Mason Partners Equity Trust, a Maryland statutory trust.

EnTrustPermal Alternative Core Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) at www.leggmason.com/mutualfunds and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of EnTrustPermal Alternative Core Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com

© 2018 Legg Mason Investors Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Bank account information, legal documents, and identity verification documentation;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or to comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform statistical analysis, market research and marketing services solely for the Funds;

•

Permit access to transfer, whether in the United States or countries outside of the United States to such Funds’ employees, agents and affiliates and service providers as required to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	The Funds’ representatives such as legal counsel, accountants and auditors to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf, including those outside the United States, are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, if you have questions about the Funds’ privacy practices, or our use of your nonpublic personal information, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Funds at 1-877-721-1926.

Revised April 2018

NOT PART OF THE SEMI-ANNUAL REPORT

www.leggmason.com

© 2018 Legg Mason Investor Services, LLC Member FINRA, SIPC

PRML011932 8/18 SR18-3403

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Equity Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	August 23, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	August 23, 2018

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	August 23, 2018